UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-21237

                                                            Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                             46208
(Address of principal executive offices)     (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:   6/30

Date of reporting period:  12/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

IMS Capital Value Fund IMS Strategic Income Fund IMS Dividend Growth Fund

Semi-Annual Report

December 31, 2011

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR  97086

Toll Free (800) 934-5550

IMS Capital Value Fund
Management’s Discussion and Analysis

Dear Fellow Shareholder,

The IMS Capital Value Fund returned +15.30% for the quarter and -15.90% for the six months ended December 31, 2011.  The S&P 500 Index, the Fund’s benchmark, returned +11.82% and -3.70% respectively, over the same periods.

The equity markets experienced extreme volatility, both positive and negative, during the six-month period.  First the markets moved sharply down on fears of a default by Greece, fears of a U.S. Government shutdown and a first-ever downgrade of U.S. Government debt.  Markets worldwide went into a tailspin.  These market movements, fears and events caused many equity investors to sell in a panic and seek out the perceived safety of short-term, U.S. Treasuries, bonds, gold and cash.  It was a classic flight to safety.

The second half of the period brought extreme volatility to the upside as suddenly the tide shifted and investors began to focus on strong corporate earnings and improving economic data in terms of jobs, housing and a possible Greek bailout.   Money came rushing back into equities and almost all the major indexes posted double digit returns for the fourth quarter.

This environment was not unlike the prior six months, which was also characterized by extreme volatility, tied to world events such as demonstrations and military conflicts in the Middle East and earthquakes followed by nuclear disasters in Japan.   Yet, in between each of these events, the U.S. stock market as measured by the S&P 500 Index, usually managed to claw its way back to near record territory.

This volatility certainly tested the nerve of most investors and led many to eventually capitulate.  Yet throughout all the volatility, the U.S. economy and the profits of U.S. companies continued to advance, almost without interruption.

The Fund is positioned in sectors that we believe will benefit from an improving economy. The Fund has substantial weightings in the consumer cyclical (22.29%), technology (20.23%) and industrial (8.87%) sectors.  All three sectors posted positive returns during the fourth quarter, while the defensive sectors, that we underweighted, such as consumer staples and utilities, posted flat to negative returns.

 We believe the housing market is destined to begin a recovery soon, and quite possibly, already has.  The average number of new homes built over the last 4 years is simply unsustainable.   Demand from immigration and new home formation (kids growing up who need their own homes) has not subsided, neither has the loss of 200,000 to 300,000 homes per year to fire, tornado, flood, demolition and other causes.    D.R. Horton (DHI) is the largest position in our Fund for good reason.  It is the best-run homebuilder in the industry, in our view; it went up +39.49% during the quarter and +9.46% during the six-month period, which made it our best performing holding, and we don’t think it’s done yet.   In terms of performance detractors, US Airways (LCC) dropped -43.10% over the six-month period in sympathy with the bankruptcy of American Airlines.  However, it has since reported strong earnings and its stock has rebounded sharply.

Going forward, we continue to focus on undervalued stocks that are seasoned and that are showing signs of positive business momentum.  Thank you for investing along side us in the IMS Capital Value fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*   Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on December 31, 2001 and held through December 31, 2011. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund
Management’s Discussion and Analysis

Dear Fellow Shareholder,

The IMS Strategic Income Fund returned +.33% for the quarter and -9.54% for the six months ended December 31, 2011.  The Barclays Capital Aggregate Bond Index, the Fund’s benchmark, returned +1.12% and +4.98%, respectively, over the same periods.

The equity and fixed income markets experienced extreme volatility, both positive and negative, during the six-month period.  Fears of a default by Greece, fears of a U.S. Government shutdown and a first-ever downgrade of U.S. Government debt roiled markets worldwide.  These market movements, fears and events caused many investors to seek safety in short-term U.S. Treasuries, highly-rated bonds, gold and cash.   Bonds issued by the U.S. government, low-yielding short-term U.S. Corporate bonds, gold and money market instruments experienced huge inflows.  Generally speaking, the highest rated, lowest yielding bonds of the safest and largest U.S. companies did the best.   These types of bonds make up a very small percentage of the holdings in the IMS Strategic Income Fund.  We have avoided these bonds due to their historically low yields (1-2%) and their risk of price decline if interest rates rise. However, over the past six months, these investments have been popular and have performed well.

The second half of the period brought extreme volatility to the upside as suddenly the tide shifted and investors began to focus on strong corporate earnings and improving economic data in terms of jobs, housing and a possible Greek bailout.   Money came rushing back into equities and higher yielding bonds started to rebound as well.

This environment was not unlike the prior six months, which was also characterized by extreme volatility, tied to world events such as demonstrations and military conflicts in the Middle East and earthquakes followed by nuclear disasters in Japan.   This volatility certainly tested the nerve of most investors and led many to eventually capitulate.  Yet throughout all the volatility, the U.S. economy and the profits of U.S. companies continued to advance almost without interruption.

We are bullish on the economy and see the current recovery gaining steam.  High yield bonds tend to perform well when the economy is coming out of a recession.   While we may have been early, our holdings in various high yield bonds should perform well if the economy continues to improve.  The Fund also has substantial weightings in income-oriented equity investments that typically do well as the economy improves.  At year end, 62% of the Fund’s assets were invested in bonds and the balance was invested in a mix of income-producing equities such as real estate investment trusts (REITs), preferred stocks, business development companies (BDCs) and dividend-paying common stocks.

The Fund has consistently paid a monthly dividend for nearly 10 years now.  We place a high priority on continuing to pay dividends and in keeping the monthly payout as steady as possible.  We feel that many of the bonds that we own in the Fund, that have come down in price in the current environment which favors safety, will ultimately end up rewarding us in the future as investors begin seeking yield again. We believe this will eventually lead to higher prices for the bonds we own and in turn, higher prices on the shares of our Fund.

Going forward, we continue to focus on finding the best balance between high current income, reasonable volatility and moderate appreciation.  Our job is to try and be “strategic” by being in the right types of investments at the right times.  We thank you for investing along side us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*    Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Barclays Capital Aggregate Bond Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2011. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original

IMS Dividend Growth Fund
Management’s Discussion and Analysis

Dear Fellow Shareholder,

The IMS Dividend Growth Fund returned +11.41% for the quarter and -3.32% for the six months ended December 31, 2011.  The S&P 500 Index, the Fund’s benchmark, returned +11.82% and -3.70% respectively, over the same periods.   The Fund’s results were roughly in-line with the S&P 500 Index, which is made up primarily of large cap, U.S. stocks.  We viewed our results as positive and the Fund slightly beat the results of the Index, even though the Fund had exposure to small cap, mid cap and international stocks, which were sectors that significantly trailed the index during the six-month period.

The equity markets experienced extreme volatility, both positive and negative, First, the markets moved sharply down on fears of a default by Greece, fears of a U.S. Government shutdown and a first-ever downgrade of U.S. Government debt.  Markets worldwide went into a tailspin.  These market movements, fears and events caused many equity investors to sell in a panic and seek the perceived safety of short-term, U.S. Treasuries, bonds, gold and cash.  It was a classic flight to safety.

The second half of the period brought extreme volatility to the upside as suddenly the tide shifted and investors began to focus on strong corporate earnings and improving economic data in terms of jobs, housing and a possible Greek bailout.  Money came rushing back into equities and almost all the major averages posted double digit returns for the fourth quarter.

This environment was not unlike the prior six months, which was also characterized by extreme volatility, tied to world events such as demonstrations and military conflicts in the Middle East and earthquakes followed by nuclear disasters in Japan.  Yet, in between each of these events, the U.S. stock market, as measured by the S&P 500 Index, usually managed to claw its way back to near record levels.

This volatility certainly tested the nerve of most investors and led many to eventually capitulate.  Yet throughout all the volatility, the U.S. economy and the profits of U.S. companies continued to advance, almost without interruption.

At year end, the Fund’s top three sector weightings were industrials 15.10%, technology 16.57% and energy 12.47%.   We believe these sectors will continue to outperform the more defensive areas such as consumer staples and utilities, just as they did during the fourth quarter.  The two sectors with the smallest weighting in the Fund were utilities 2.35% and consumer staples 5.08%.  Going forward we will likely keep our weightings in the defensive sectors low and may increase our weightings in the economically sensitive sectors if the economy continues to show signs of strength.  A few of the best performing stocks in the Fund during the period included Terra Nitrogen (TNH) and Advance America (AEA) up nearly 22% and 30% respectively.  Terra Nitrogen is an agriculture company that makes fertilizer products in the Midwest.  Their current dividend exceeds 8% and they trade at a modest P/E of 14.  Advance America provides cash advance services in the United States and abroad at over 2,400 locations.  The company offers various types of short-term credit products.  The company also offers a fee-based credit services package to assist customers in trying to improve their credit.   In addition, it sells prepaid debit cards, money orders and provides money transfer services. Its current dividend yield is a little over 2.5% and it trades at a low price to earnings ratio of 9.

Stocks that detracted from performance included American Greetings, the world’s largest greeting card company, which was down -48%.  It missed Q3 2011 earnings estimates as sales volumes declined. The company has been restructuring and management recently authorized a $75 million stock buyback.  The stock appears cheap, trading at a little over 6 times earnings.  Telecom Corporation of New Zealand, a telecommunications provider was also down -21% during the period.   The company recently announced an agreement to sell the Apple iPhone and its well-covered dividend produces a yield of over 8%.  American Greetings and Telecom Corporation of New Zealand both dipped primarily due to analysts lowering their expectations; however, both companies pay a significant dividend, carry minimal debt, and their balance sheets are strong.

The Fund is very well diversified:  32% of the Fund is invested in large cap stocks, 28% in mid cap and 39% in small cap.  In terms of the breakout between domestic and international, the mix is 71% U.S. and 28% International.  The companies in the Fund are regularly raising their dividends and the average company yield is close to 5%.
Looking forward, we see an improving economy and we have the Fund positioned accordingly.  We believe that most of the companies in the Fund have strong competitive advantages that should enable them to deliver steady earnings and rising dividends for years to come.  We thank you for investing right along side us, in the IMS Dividend Growth Fund, as we continue building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*     Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2011. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings – (Unaudited)

   1As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends and interest.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $2 billion to $11 billion.

 1As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

Fund Holdings – (Unaudited) - continued

   1As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends.

The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a selection process designed to include small-, mid- and large-cap companies with dividend yields and dividend growth rates that exceed the average of the S&P 500® Index.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.  The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 through December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

			Expenses Paid
IMS Funds	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2011 -
	July 1, 2011	December 31, 2011	December 31, 2011

Capital Value Fund

Actual	$1,000.00	$841.03	$8.93

Hypothetical**	$1,000.00	$1,015.44	$9.77

Strategic Income Fund

Actual	$1,000.00	$904.57	$9.72

Hypothetical**	$1,000.00	$1,014.93	$10.29

Dividend Growth Fund

Actual	$1,000.00	$966.79	$10.54

Hypothetical**	$1,000.00	$1,014.42	$10.79

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.93%, 2.03%, and 2.13%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Common Stocks - 100.13%	Shares	Fair Value

Consumer Discretionary - 22.29%
DISH Network Corp. - Class A	41,000	$1,167,680
D.R. Horton, Inc.	178,500	2,250,885
Goodyear Tire & Rubber Co. / The (a)	79,000	1,119,430
H&R Block, Inc.	54,100	883,453
Newell Rubbermaid, Inc.	76,400	1,233,860
Service Corporation International	160,000	1,704,000
TRW Automotive Holdings Corp. (a)	29,600	964,960
Whirlpool Corp.	18,800	892,060
		10,216,328

Energy - 11.85%
Alpha Natural Resources, Inc. (a)	29,200	596,556
Denbury Resources, Inc. (a)	83,300	1,257,830
Diamond Offshore Drilling, Inc.	15,200	839,952
Helmerich & Payne, Inc.	17,600	1,027,136
Rowan Companies, Inc. (a)	30,000	909,900
Ultra Petroleum Corp. (a)	27,000	800,010
		5,431,384

Financials - 11.36%
E*TRADE Financial Corp. (a)	76,800	611,328
First American Financial Corp.	61,100	774,137
Hartford Financial Services Group, Inc. / The	53,900	875,875
KeyCorp	140,000	1,076,600
Lincoln National Corp.	47,900	930,218
Principal Financial Group, Inc.	38,100	937,260
		5,205,418

Health Care - 13.43%
Cooper Companies, Inc. / The	10,100	712,252
Hill-Rom Holdings, Inc.	19,500	656,955
Myriad Genetics, Inc. (a)	52,400	1,097,256
Omnicare, Inc.	43,700	1,505,465
WellCare Health Plans, Inc. (a)	22,500	1,181,250
Zimmer Holdings, Inc. (a)	18,800	1,004,296
		6,157,474

Industrials - 8.87%
AGCO Corp. (a)	27,400	1,177,378
Joy Global, Inc.	10,500	787,185
Ryder System, Inc.	25,800	1,371,012
US Airways Group, Inc. (a)	144,000	730,080
		4,065,655

See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Schedule of Investments - continued
December 31, 2011 (Unaudited)

Common Stocks - 100.13% - continued	Shares	Fair Value

Information Technology - 20.30%
DST Systems, Inc.	12,700	$578,104
Itron, Inc. (a)	24,800	887,096
Jabil Circuit, Inc.	43,800	861,108
Juniper Networks, Inc. (a)	42,200	861,302
Lam Research Corp. (a)	16,900	625,638
Micron Technology, Inc. (a)	244,700	1,539,163
NVIDIA Corp. (a)	85,600	1,186,416
OmniVision Technologies, Inc. (a)	58,600	716,971
Riverbed Technology, Inc. (a)	56,300	1,323,050
Xilinx, Inc.	22,600	724,556
		9,303,404

Materials - 8.13%
Alcoa, Inc.	90,350	781,527
Cytec Industries, Inc.	24,000	1,071,600
Schnitzer Steel Industries, Inc. - Class A	18,400	777,952
Titanium Metals Corp. (a)	73,000	1,093,540
		3,724,619

Telecommunication Service - 3.90%
MetroPCS Communications, Inc. (a)	105,600	916,608
NII Holdings, Inc. (a)	40,800	869,040
		1,785,648

TOTAL COMMON STOCKS (Cost $50,376,826)		45,889,930

Money Market Securities - 0.07%

Federated Prime Obligations Fund - Institutional Shares, 0.20% (b)	31,755	31,755

TOTAL MONEY MARKET SECURITIES (Cost $31,755)		31,755

TOTAL INVESTMENTS (Cost $50,408,581) - 100.20%		$45,921,685

Liabilities in excess of other assets - (0.20)%		(93,259)

TOTAL NET ASSETS - 100.00%		$45,828,426

(a) Non-income producing.
(b) Variable rate security; the rate shown represents the yield at December 31, 2011.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Common Stocks - 27.18%	Shares	Fair Value

Consumer Discretionary - 0.00%
Bally Total Fitness Holding Corp. (a) (g) (i) (j)	459	$0

Consumer Staples - 0.01%
Eurofresh Holding Company, Inc. (a) (g) (i) (j)	14,706	3,677

Energy - 3.02%
Seadrill Ltd.	13,900	461,202
Total SA (b)	9,700	495,767
		956,969

Financials - 9.08%
Bank of Nova Scotia	10,000	498,100
Fifth Street Finance Corp.	48,700	466,059
JPMorgan Chase & Co.	14,400	478,800
Prospect Capital Corp.	52,500	487,725
Toronto-Dominion Bank / The	6,400	478,784
Waddell & Reed Financial, Inc. - Class A	18,800	465,676
		2,875,144

Health Care - 4.52%
Abbott Laboratories	8,400	472,332
Bristol-Myers Squibb Co.	13,500	475,740
Medtronic, Inc.	12,600	481,950
		1,430,022

Industrials - 2.96%
Deere & Co.	6,500	502,775
R.R. Donnelley & Sons Co.	30,100	434,343
		937,118

Materials - 4.57%
E.I. du Pont de Nemours & Co.	10,200	466,956
Nucor Corp.	12,500	494,625
PPG Industries, Inc.	5,800	484,242
		1,445,823

Telecommunication Services - 1.51%
Verizon Communications, Inc.	11,900	477,428

Utilities - 1.51%
Exelon Corp.	11,000	477,070

TOTAL COMMON STOCKS (Cost $9,039,596)		8,603,251

Real Estate Investment Trusts - 4.92%

Annaly Capital Management, Inc.	29,600	472,416
Rayonier, Inc.	11,900	531,097
Whitestone REIT - Series B	46,500	553,350

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,593,723)		1,556,863

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - continued
December 31, 2011 (Unaudited)

Preferred Securities - 4.87%	Shares	Fair Value

EOS Preferred Corp., 8.500%	43,140	$858,486
Eurofresh Holding Company, Inc. - Series A, 10.000% (a) (g) (i) (j)	147	117,600
GMX Resources, Inc. - Series B, 9.250%	49,250	565,390

TOTAL PREFERRED SECURITIES (Cost $4,478,249)		1,541,476

Warrants - 0.00%

Bally Total Fitness Holding Corp., expires 09/01/2014 (a) (g) (i) (j)	1,106	0

TOTAL WARRANTS (Cost $0)		0

	Principal
Corporate Bonds - 33.23%	Amount	Fair Value

AGY Holding Corp., 11.000%, 11/15/2014	850,000	433,500
American Airlines Pass Through Trust 1991, Series 91C2, 9.730%, 09/29/2014 (c) (g)	1,090,093	250,721
American Casino and Entertainment Properties, LLC, 11.000%, 06/15/2014	275,000	281,187
Bridgemill Finance, LLC, 8.000%, 07/15/2017 (f) (g)	1,200,000	780,000
Chukchansi Economic Development Authority, 8.000%, 11/15/2013 (f)	1,300,000	845,000
CKE Restaurants, Inc., 11.375%, 07/15/2018	282,000	308,790
Clearwire Communications LLC, 12.000%, 12/01/2015 (f)	1,000,000	962,500
Edison Mission Energy, 7.750%, 06/15/2016	600,000	441,000
Edison Mission Energy, 7.000%, 05/15/2017	1,000,000	655,000
Gentiva Health Services, 11.500%, 09/01/2018	1,000,000	826,250
Morgan Stanley, 11.000%, 03/25/2031 (e)	600,000	529,500
Morgan Stanley, 9.000%, 06/30/2031 (e) (g)	900,000	783,000
O&G Leasing, LLC, 10.500%, 09/15/2013 (a) (d) (f) (g)	1,530,000	1,101,600
Plaza Orlando Condo Association, Inc., 5.500%, 05/15/2031 (f) (g)	252,000	134,087
Reddy Ice Corp., 11.250%, 03/15/2013	800,000	755,000
Rotech Healthcare, Inc., 10.500%, 03/15/2018	1,000,000	775,000
Thornton Drilling Co., 5.000%, 06/15/2018 (a) (g) (j)	807,866	655,179

TOTAL CORPORATE BONDS (Cost $14,007,380)		10,517,314

Reverse Convertible Bonds - 5.68%
Bank of Montreal, 12.140%, 02/10/2012	400,000	392,160
Bank of Montreal, 13.310%, 02/10/2012	500,000	503,700
JPMorgan Chase & Co., 18.000%, 06/14/2012	500,000	498,400
JPMorgan Chase & Co., 10.000%, 02/09/2012	400,000	403,360

TOTAL REVERSE CONVERTIBLE BONDS (Cost $1,800,000)		1,797,620

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - continued
December 31, 2011 (Unaudited)

	Principal
Foreign Bonds Denominated in US Dollars - 22.22%	Amount	Fair Value

Barclays Bank, PLC, 10.500%, 02/03/2026 (e) (g)	800,000	$720,000
Ceagro Agricola, Ltd. 10.750%, 05/16/2016 (f)	800,000	740,000
China Lumena New Materials Corp., 12.000%, 10/27/2014 (f)	850,000	737,375
Credit Agricole SA, 8.375%, call date 10/13/2019 (e) (f) (h)	1,000,000	755,000
Grupo Posadas SAB de CV, 9.250%, 01/15/2015 (f)	740,000	621,600
Maxcom Telecommunicaciones SAB de CV, Series B, 11.000%, 12/15/2014	790,000	466,100
Newland International Properties Corp., 9.500%, 11/15/2014 (f)	700,000	399,000
Petroleos de Venezuela SA, Series 2014, 4.900%, 10/28/2014	1,300,000	1,020,500
Provincia de Buenos Aires, 9.625%, 04/18/2028 (f)	1,000,000	645,000
UPM-KYMME Corp., 7.450%, 11/26/2027 (f)	1,100,000	929,500

TOTAL FOREIGN BONDS DENOMINATED
IN US DOLLARS (Cost $8,287,865)		7,034,075

TOTAL INVESTMENTS (Cost $39,206,813) - 98.10%		$31,050,599

Other assets in excess of liabilities - 1.90%		602,501

TOTAL NET ASSETS - 100.00%		$31,653,100

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Asset-backed security.
(d) Issue is in default.
(e) Variable rate security; the rate shown represents the yield at December 31, 2011.
(f) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g) This security is currently valued by the Advisor, according to fair value procedures approved by the Trust.
(h) Perpetual Bond - the bond has no maturity date.
(i) Security received as part of a bankruptcy. Security is currently unregistered and restricted from sale.
(j) Security is illiquid at December 31, 2011, at which time the aggregate value of illiquid securities is $776,456 or 2.45%
of net assets.

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Common Stocks - 99.56%	Shares	Fair Value

Consumer Discretionary - 8.84%
American Greetings Corp. - Class A	7,350	$91,949
Asia Entertainment & Resources, Ltd.	28,319	166,516
CEC Entertainment, Inc.	4,200	144,690
Collectors Universe, Inc.	11,900	173,383
Superior Industries International, Inc.	8,400	138,936
		715,474

Consumer Staples - 5.08%
British American Tobacco PLC (a)	2,100	199,248
Philip Morris International, Inc.	2,700	211,896
		411,144

Energy - 12.47%
ConocoPhillips	3,150	229,541
Pioneer Southwest Energy Partners, LP (b)	5,000	130,800
Royal Dutch Shell PLC (a)	2,400	175,416
Spectra Energy Partners LP (b)	5,600	178,976
Total SA (a)	3,057	156,243
YPF Sociedad Anonima (a)	4,000	138,720
		1,009,696

Financials - 11.48%
Advance America Cash Advance Centers, Inc.	13,360	119,572
BCG Partners, Inc. - Class A	20,500	121,770
Federated Investors, Inc. - Class B	10,617	160,848
Fidelity National Financial, Inc. - Class A	12,300	195,939
First Niagra Financial Group, Inc.	17,190	148,350
New York Community Bancorp, Inc.	14,792	182,977
		929,456

Health Care - 7.36%
Advocat, Inc.	34,500	191,475
National Healthcare Corp.	5,200	217,880
Sanofi (b)	5,100	186,354
		595,709

Industrials - 15.10%
Diana Containerships, Inc.	33,800	181,844
Fly Leasing Ltd. (a)	12,800	160,256
Healthcare Services Group, Inc.	11,300	199,897
Intersections, Inc.	17,150	190,193
Koninklijke Philips Electronics N.V. (c)	5,850	122,557
US Ecology, Inc.	10,250	192,495
Waste Management, Inc.	5,350	174,998
		1,222,240

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Investments - continued
December 31, 2011 (Unaudited)

Common Stocks - 99.56% - continued	Shares	Fair Value

Information Technology - 16.57%
Analog Devices, Inc.	4,150	$148,487
Ituran Location and Control Ltd.	11,400	155,838
KLA-Tencor Corp.	4,000	193,000
Lexmark International, Inc. - Class A	3,500	115,745
Linear Technology Corp.	5,387	161,772
Maxim Integrated Products, Inc.	6,700	174,468
Microchip Technology, Inc.	4,900	179,487
STMicroelectronics N.V. (c)	17,030	100,988
Wayside Technology Group, Inc.	9,215	111,962
		1,341,747

Materials - 10.09%
PPG Industries, Inc.	1,900	158,631
Quaker Chemical Corp.	4,500	175,005
RPM International, Inc.	7,595	186,457
Southern Copper Corp.	4,900	147,882
Terra Nitrogen Co., LP (b)	890	149,173
		817,148

Telecommunication Services - 10.22%
China Mobile Limited (a)	3,800	184,262
Chorus Ltd. (a) (d)	3,435	41,112
HickoryTech Corp.	10,650	118,002
Rogers Communications, Inc. - Class B	4,600	177,146
Telecom Corporation of New Zealand Ltd. (a)	17,173	137,212
Vodafone Group PLC (a)	6,062	169,918
		827,652

Utilities - 2.35%
Entergy Corp.	2,600	189,930

TOTAL COMMON STOCKS (Cost $8,192,623)		8,060,196

Money Market Securities - 0.59%

Federated Prime Obligations Fund - Institutional Shares, 0.20% (e)	47,490	47,490

TOTAL MONEY MARKET SECURITIES (Cost $47,490)		47,490

TOTAL INVESTMENTS (Cost $8,240,113) - 100.15%		$8,107,686

Liabilities in excess of other assets - (0.15)%		(12,258)

TOTAL NET ASSETS - 100.00%		$8,095,428

(a) American Depositary Receipt.
(b) Master Limited Partnership.
(c) New York Registry.
(d) Non-income producing.
(e) Variable rate security; the rate shown represents the yield at December 31, 2011.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Statements of Assets and Liabilities
December 31, 2011
(Unaudited)

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Assets
Investments in securities:
At cost	$50,408,581	$39,206,813	$8,240,113
At value	$45,921,685	$31,050,599	$8,107,686

Dividends receivable	14,486	123,249	17,799
Receivable for Fund shares purchased	3,698	-	-
Receivable for investments sold	-	6,008,283	-
Prepaid expenses	12,112	15,370	4,598
Interest receivable	19	329,824	12
Reclaims receivable	-	2,186	979
Total assets	45,952,000	37,529,511	8,131,074

Liabilities
Payable for investments purchased	-	3,301,375	-
Cash overdraft	-	2,485,091	-
Payable to Advisor (a)	46,757	33,217	4,436
Accrued expenses	43,726	29,532	21,036
Payable to administrator (a)	24,077	19,369	8,775
Payable to trustees and officers	7,417	3,906	427
Payable to custodian (a)	1,597	3,921	972
Total liabilities	123,574	5,876,411	35,646

Net Assets	$45,828,426	$31,653,100	$8,095,428

Net Assets consist of:
Paid in capital	$60,580,040	$77,909,698	$11,487,040
Accumulated undistributed net investment income (loss)	(86,813)	211,711	37,707
Accumulated net realized gain (loss) on investments	(10,177,905)	(38,312,095)	(3,296,892)
Net unrealized appreciation (depreciation) on:
Investment securities	(4,486,896)	(8,156,214)	(132,427)

Net Assets	$45,828,426	$31,653,100	$8,095,428

Shares outstanding	3,185,397	5,335,333	857,223
(unlimited number of shares authorized, no par value)

Net asset value and offering
price per share	$14.39	$5.93	$9.44

Redemption price per share (b)	$14.32	$5.90	$9.39

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Statements of Operations
For the Six Months Ended December 31, 2011
(Unaudited)

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Investment Income
Dividend income (net of foreign withholding tax of $0,	$381,518	$855,175	$174,583
$3,700 and $2,379, respectively)
Interest income (net of foreign withholding tax of $0,	501	1,395,518	124
$343 and $0, respectively)
Total Income	382,019	2,250,693	174,707

Expenses
Investment Advisor fees (a)	294,060	223,906	49,523
Administration expenses (a)	95,835	56,482	7,750
Sub-TA expenses (a)	24,612	10,919	11,289
Registration expenses	9,888	11,519	4,881
Legal expenses	7,623	8,712	5,644
Audit expenses	6,974	9,729	7,597
CCO expenses	6,052	4,617	653
Custodian expenses (a)	5,772	12,579	2,122
Printing expenses	5,203	4,344	2,675
Trustee expenses	5,064	5,218	1,263
Other expenses (overdraft fees)	2,956	6,187	170
Miscellaneous expenses	2,449	1,991	1,457
Pricing expenses	1,444	3,017	1,543
Insurance expenses	900	1,629	1,659
Total expenses	468,832	360,849	98,226
Less: Fees waived by Adviser (a)	-	-	(14,463)
Net expenses	468,832	360,849	83,763
Net Investment Income (Loss)	(86,813)	1,889,844	90,944

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(258,989)	(1,621,828)	194,682
Change in unrealized appreciation (depreciation)
on investment securities and foreign currency	(9,188,654)	(4,052,961)	(546,374)
Net realized and unrealized gain (loss)
on investment securities	(9,447,643)	(5,674,789)	(351,692)
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(9,534,456)	$(3,784,945)	$(260,748)

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Statement of Cash Flows
For the Six Months Ended December 31, 2011
(Unaudited)

Increase/(Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$(3,784,945)

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Return of capital distributions received from underlying investments	-
Accretion of discount/Amortization of premium, net	(147,402)
Purchase of investment securities	(64,668,707)
Proceeds from disposition of long term securities	69,999,104
Sales of short term securities, net	502,537
Increase in receivable for investments sold	(6,008,283)
Increase in payable for investments purchased	3,301,375
Decrease in dividends and interest receivable	157,462
Increase in prepaid expenses	(7,173)
Increase in reclaim receivable	(783)
Decrease in payable to advisor	(10,613)
Decrease in accrued expenses and expenses payable	(10,904)
Net realized loss on investment securities	1,621,828
Change in unrealized appreciation (depreciation) on investments	4,052,961
Net cash provided by operating activities	4,996,457

Cash flows from financing activities:
Proceeds from shares purchased	2,561,547
Amount paid for shares redeemed	(9,844,687)
Cash distributions paid	(198,408)
Increase in custodian overdraft	2,485,091
Net cash used in financing activities	(4,996,457)

Net change in cash	$-

Cash balance at June 30, 2010	$-
Cash balance at June 30, 2011	$-

*Non cash financing activities not included herein consist of reinvestment of dividends of $1,516,340 and subscriptions receivable of $0.

See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund

Statements of Changes in Net Assets

	Six Months ended
	December 31, 2011	Year ended
	(Unaudited)	June 30, 2011
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(86,813)	$(432,724)
Net realized gain (loss) on investment securities	(258,989)	13,960,421
Change in unrealized appreciation on investment securities	(9,188,654)	4,548,526
Net increase in net assets resulting from operations	(9,534,456)	18,076,223

Distributions
From net investment income	-	-
Total distributions	-	-

Capital Share Transactions
Proceeds from shares purchased	1,614,433	2,989,231
Amount paid for shares redeemed	(5,764,204)	(19,088,713)
Proceeds from redemption fees	3,431	470
Net increase (decrease) in net assets resulting
from share transactions	(4,146,340)	(16,099,012)
Total Increase (Decrease) in Net Assets	(13,680,796)	1,977,211

Net Assets
Beginning of period	59,509,222	57,532,011

End of period	$45,828,426	$59,509,222

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$(86,813)	$-

Capital Share Transactions
Shares purchased	110,793	188,004
Shares redeemed	(402,982)	(1,245,040)

Net increase (decrease) in capital shares	(292,189)	(1,057,036)

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Statements of Changes in Net Assets

	Six Months ended
	December 31, 2011	Year ended
	(Unaudited)	June 30, 2011
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,889,844	$3,860,956
Net realized gain (loss) on investment securities	(1,621,828)	(2,473,336)
Change in unrealized appreciation (depreciation)
on investment securities and foreign currency	(4,052,961)	4,895,162
Net increase in net assets resulting from operations	(3,784,945)	6,282,782

Distributions
From net investment income	(1,714,748)	(3,601,569)
Return of capital	-	(189,312)
Total distributions	(1,714,748)	(3,790,881)

Capital Share Transactions
Proceeds from shares purchased	2,554,322	7,732,449
Reinvestment of distributions	1,516,340	3,398,961
Amount paid for shares redeemed	(9,841,628)	(13,053,887)
Proceeds from redemption fees	198	3,257
Net increase (decrease) in net assets resulting
from share transactions	(5,770,768)	(1,919,220)
Total Increase (Decrease) in Net Assets	(11,270,461)	572,681

Net Assets
Beginning of period	42,923,561	42,350,880

End of period	$31,653,100	$42,923,561

Accumulated undistributed net investment income
included in net assets at end of period	$211,711	$36,615

Capital Share Transactions
Shares purchased	407,954	1,130,132
Shares issued in reinvestment of distributions	244,200	498,876
Shares redeemed	(1,546,691)	(1,913,895)

Net increase (decrease) in capital shares	(894,537)	(284,887)

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund

Statements of Changes in Net Assets

	Six Months ended
	December 31, 2011	Year ended
	(Unaudited)	June 30, 2011
Increase in Net Assets due to:
Operations
Net investment income	$90,944	$142,297
Net realized gain (loss) on investment securities	194,682	1,199,391
Change in unrealized appreciation (depreciation) on
investment securities	(546,374)	923,943
Net increase in net assets resulting from operations	(260,748)	2,265,631

Distributions
From net investment income	(67,742)	(125,874)
Total distributions	(67,742)	(125,874)

Capital Share Transactions
Proceeds from shares purchased	1,103,483	1,607,712
Reinvestment of distributions	67,647	125,778
Amount paid for shares redeemed	(1,368,829)	(5,474,840)
Proceeds from redemption fees	33	471
Net increase (decrease) in net assets resulting
from share transactions	(197,666)	(3,740,879)
Total Increase (Decrease) in Net Assets	(526,156)	(1,601,122)

Net Assets
Beginning of period	8,621,584	10,222,706

End of period	$8,095,428	$8,621,584

Accumulated undistributed net investment income
included in net assets at end of period	$37,707	$14,505

Capital Share Transactions
Shares purchased	118,613	172,032
Shares issued in reinvestment of distributions	7,407	13,727
Shares redeemed	(144,114)	(599,376)

Net increase (decrease) in capital shares	(18,094)	(413,617)

See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Six Months Ended	For the fiscal years ended June 30,
	December 31, 2011
	(Unaudited)	2011	2010	2009	2008		2007

Selected Per Share Data
Net asset value, beginning of period	$ 17.11	$ 12.69	$ 11.20	$ 18.26	$ 22.83		$ 19.73

Income from investment operations
Net investment income (loss)	(0.03)	(0.12)	(0.04)	0.04	(0.02)		(0.02)
Net realized and unrealized gain (loss)
on investments	(2.69)	4.54	1.58	(5.46)	(3.62)		3.79
Total from investment operations	(2.72)	4.42	1.54	(5.42)	(3.64)		3.77

Less Distributions to shareholders:
From net investment income	-	-	(0.05)	-	-		-
From net realized gain	-	-	-	(1.64)	(0.93)		(0.67)
Total distributions	-	-	(0.05)	(1.64)	(0.93)		(0.67)

Paid in capital from redemption fees (a)	-	-	-	-	-		-

Net asset value, end of period	$ 14.39	$ 17.11	$ 12.69	$ 11.20	$ 18.26		$ 22.83

Total Return (b)	-15.90%	34.83%	13.72%	-29.20%	-16.18%		19.53%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 45,828	$ 59,509	$ 57,532	$ 74,076	$ 134,805		$ 193,243
Ratio of expenses to average net assets	1.93%	1.85%	1.78%	1.67%	1.51%	(c)	1.48%
Ratio of expenses to average net assets
before waiver & reimbursement	1.93%	1.85%	1.78%	1.67%	1.51%		1.52%
Ratio of net investment income (loss) to
average net assets	(0.36)%	(0.71)%	(0.31)%	0.32%	(0.11)%	(c)	(0.07)%
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement	(0.36)%	(0.71)%	(0.31)%	0.32%	(0.11)%		(0.11)%
Portfolio turnover rate	46.37%	126.11%	14.75%	16.04%	45.94%		12.45%

(a) Redemption fees resulted in less than $0.005 per share.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) On August 31, 2007, the expense limitation agreement between the Fund and the Advisor expired.
Effective September 1, 2007 the Fund no longer had an expense limitation agreement.

See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Six Months Ended	For the fiscal years ended June 30,
	December 31, 2011 (Unaudited)	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007

Selected Per Share Data
Net asset value, beginning of period	$ 6.89	$ 6.50	$ 5.34	$ 8.88	$ 11.44	$ 10.63

Income from investment operations
Net investment income (loss)	0.34	0.62	0.56	0.67	0.88	0.80
Net realized and unrealized gain (loss)
on investments	(0.99)	0.38	1.17	(3.51)	(2.32)	0.83
Total from investment operations	(0.65)	1.00	1.73	(2.84)	(1.44)	1.63

Less Distributions to shareholders:
From net investment income	(0.31)	(0.58)	(0.56)	(0.69)	(0.89)	(0.77)
From net realized gain	-	-	-	-	(0.23)	(0.05)
Tax return of capital	-	(0.03)	(0.01)	(0.01)	-	-
Total distributions	(0.31)	(0.61)	(0.57)	(0.70)	(1.12)	(0.82)

Paid in capital from redemption fees (a)	-	-	-	-	-	-

Net asset value, end of period	$ 5.93	$ 6.89	$ 6.50	$ 5.34	$ 8.88	$ 11.44

Total Return (b)	-9.54%	15.88%	32.97%	-32.44%	-13.33%	15.78%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 31,653	$ 42,924	$ 42,351	$ 33,877	$ 81,981	$ 106,151
Ratio of expenses to average net assets	2.03%	1.97%	2.01%	1.77%	1.59%	1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	2.03%	1.97%	2.01%	1.83%	1.59%	1.59%
Ratio of net investment income to
average net assets	10.64%	9.05%	8.98%	10.58%	8.76%	7.20%
Ratio of net investment income to
average net assets before waiver &
reimbursement	10.64%	9.05%	8.98%	10.52%	8.76%	7.20%
Portfolio turnover rate	180.16%	400.03%	467.90%	91.23%	53.00%	135.38%

(a) Redemption fees resulted in less than $0.005 per share in each period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund

Financial Highlights
For a Fund share outstanding throughout each period

	Six Months Ended		For the fiscal years ended June 30,
	December 31, 2011 (Unaudited)		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009		Year Ended June 30, 2008	Year Ended June 30, 2007

Selected Per Share Data
Net asset value, beginning of period	$ 9.85		$ 7.93	$ 7.38	$ 11.29		$ 14.33	$ 12.67

Income from investment operations
Net investment income (loss)	0.11		0.15	0.10	0.08		0.25	0.24
Net realized and unrealized gain (loss)
on investments	(0.44)		1.90	0.55	(3.11)		(1.98)	1.76
Total from investment operations	(0.33)		2.05	0.65	(3.03)		(1.73)	2.00

Less Distributions to shareholders:
From net investment income	(0.08)		(0.13)	(0.10)	(0.20)		(0.23)	(0.14)
From net realized gain	-		-	-	(0.68)		(1.08)	(0.20)
Tax return of capital	-		-	-	-	(a)	-	-
Total distributions	(0.08)		(0.13)	(0.10)	(0.88)		(1.31)	(0.34)

Paid in capital from redemption fees (b)	-		-	-	-		-	-

Net asset value, end of period	$ 9.44		$ 9.85	$ 7.93	$ 7.38		$ 11.29	$ 14.33

Total Return (c)	-3.32%		25.91%	8.71%	-26.27%		-12.84%	16.00%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,095		$ 8,622	$ 10,223	$ 10,362		$ 18,123	$ 20,153
Ratio of expenses to average net assets	2.13%	(d)	2.66%	2.59%	2.28%		1.89%	1.92%
Ratio of expenses to average net assets
before waiver & reimbursement	2.50%		2.66%	2.59%	2.28%		1.89%	1.92%
Ratio of net investment income to
average net assets	2.31%		1.48%	1.21%	0.65%		2.08%	1.75%
Ratio of net investment income to
average net assets before waiver &
reimbursement	1.94%		1.48%	1.21%	0.65%		2.08%	1.75%
Portfolio turnover rate	14.80%		161.85%	129.66%	45.66%		59.66%	54.62%

(a) Distributions amounted to less than $0.005 per share.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Effective September 1, 2011, the Adviser has contractually agreed to cap the Fund's expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short;
taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses)
through October 31, 2012.

See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 1.  ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. The IMS Dividend Growth Fund (the “Dividend Growth Fund”) was organized as a non-diversified series of the Trust on June 6, 2004.  Effective September 1, 2009, the Dividend Growth Fund adopted a diversification policy.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996.  The Income Fund and the Dividend Growth Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Dividend Growth Fund changed its name from the IMS Strategic Allocation Fund effective September 1, 2009. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest.  The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Notes - The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities.  These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes - The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the six months ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended December 31, 2011, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date.  The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available.  Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or bonds valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, warrants, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as the financial condition of underlying issuers, anticipated restructuring settlements, and expected liquidation proceeds in determining the fair value of such Level 3 securities.

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, multiples of earnings, yields on similar securities, and expected liquidation proceeds, in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Value Fund’s investments as of December 31, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$45,889,930	$-	$-	$45,889,930

Money Market Securities	31,755	-	-	31,755

Total	$45,921,685	$-	$-	$45,921,685

*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.  During the six months ended December 31, 2011, there were no significant transfers between levels.  The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.

The following is a summary of the inputs used to value the Income Fund’s investments as of December 31, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$8,599,574	$-	$3,677	$8,603,251

Real Estate Investment Trusts	1,556,863	-	-	1,556,863

Preferred Securities	1,423,876	-	117,600	1,541,476

Warrants**	-	-	-	-

Corporate Bonds	-	6,812,727	3,704,587	10,517,314

Reverse Convertible Bonds	-	1,797,620	-	1,797,620

Foreign Bonds Denominated in US Dollars	-	6,314,075	720,000	7,034,075

Total	$11,580,313	$14,924,422	$4,545,864	$31,050,599

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2011	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Sales	Transfers into Level 3*(a)	Balance as of December 31, 2011
Common Stocks	$3,677	$-	$-	$-	$-	$-	$3,677
Preferred Securities	117,600	-	-	-	-	-	117,600
Corporate Bonds	3,679,178	-	(1,486)	(756,105)	-	783,000	3,704,587
Foreign Bonds Denominated in US Dollars	-	-	-	-	-	720,000	720,000
Certificates of Deposit	20,515	306	-	-	(20,821)	-	-
Total	$3,820,970	$306	$(1,486)	$(756,105)	$(20,821)	$1,503,000	$4,545,864

*     The amount of transfers in are reflected at the securities’ fair value on the date of transfer.

(a)  Transfers into Level 3 represent Morgan Stanley, a 9.000% variable-rate bond maturing 6/30/2031, and Barclays Bank, PLC, a 10.500% bond maturing 2/3/2026.  These securities are priced by a pricing service; however, the Advisor does not believe the prices provided by the pricing service accurately reflect the current fair values of those securities.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at December 31, 2011 was $(896,207) as shown below.

Total Change in Unrealized Appreciation (Depreciation)

Common Stocks	$-

Preferred Securities	-

Corporate Bonds	(896,207)

Foreign Bonds Denominated in US Dollars	-

Certificates of Deposit	0

Total	$(896,207)

The Fund did not hold any derivative instruments during the six months ended December 31, 2011. The Fund had no transfers between Level 1 and Level 2 at any time during the reporting period.

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of December 31, 2011:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$8,060,196	$-	$-	$8,060,196

Money Market Securities	47,490	-	-	47,490

Total	$8,107,686	$-	$-	$8,107,686

*Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.  During the six months ended December 31, 2011, there were no significant transfers between levels.  The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board.  As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned during the six months ended December 31, 2011, and the amounts due to the Advisor at December 31, 2011.

	Value Fund	Income Fund	Dividend Growth Fund

Management fee (as a percent of
average net assets)	1.21%	1.26%	1.26%

Management fees earned	$294,060	$223,906	$49,523

Payable to Advisor	$46,757	$33,217	$4,436

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses for the Dividend Growth Fund through October 31, 2012 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.95% of the Fund’s average daily net assets. For the six months ended December 31, 2011, the Advisor waived fees and/or reimbursed expenses of $14,463.

Each waiver or reimbursement by the Advisor is subject to repayment by the Dividend Growth Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation described above.  For the six months ended December 31, 2011, $14,463 may be subject to potential repayment by the Advisor through June 30, 2015.

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Each Fund retains Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Fund with fund accounting, transfer agency, and administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”).   A Trustee of the Trust is a member of management of the Custodian.

Please see the chart below for information regarding the fees earned by Huntington and the Custodian during the six months ended December 31, 2011 and the amounts due to Huntington and the Custodian at December 31, 2011.

	Value Fund	Income Fund	Dividend Growth Fund

Administration expenses	$95,835	$56,482	$7,750

Reimbursement
of Sub-TA expenses	$24,612	$10,919	$11,289

Custodian expenses	$5,772	$12,579	$2,122

Payable to Huntington	$24,077	$19,369	$8,775

Payable to Custodian	$1,597	$3,921	$972

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the six months ended December 31, 2011.

NOTE 5.  INVESTMENTS

For the six months ended December 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Purchases
U.S. Government Obligations	$-	$-	$-
Other	22,547,014	62,386,207	2,076,502
Sales
U.S. Government Obligations	$-	$-	$-
Other	22,861,568	69,977,081	1,135,728

As of December 31, 2011 the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Gross Appreciation	$2,614,594	$180,105	$615,376
Gross (Depreciation)	(7,101,490)	(9,477,405)	(757,396)

Net Appreciation (Depreciation)
on Investments	$(4,486,896)	$(9,297,300)	$(142,020)

Tax Cost	$50,408,581	$40,347,899	$8,249,706

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 6.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.   BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2011, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 31.62% of the Value Fund and 30.37% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund.  As of December 31, 2011, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 46.01% of the Dividend Growth Fund and 32.43 % of the Strategic Income Fund.  As a result, Ameritrade may be deemed to control the Dividend Growth and Income Funds.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the six months ended December 31, 2011, the Capital Value Fund did not pay a distribution.

The tax characterization of distributions for the fiscal years ended June 30, 2011 and 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary Income	$-	$286,472
	$-	$286,472

Income Fund. For the six months ended December 31, 2011, the Income Fund paid monthly distributions totaling $0.310 per share.

The tax characterization of distributions for fiscal years ended June 30, 2011 and 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary Income	$3,601,569	$3,543,179
Return of Capital	189,312	124,870
	$3,790,881	$3,668,049

Dividend Growth Fund. For the six months ended December 31, 2011, the Dividend Growth Fund paid quarterly income distributions totaling $0.080 per share.

The tax characterization of distributions for the fiscal years ended June 30, 2011 and 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary Income	$125,874	$130,741
	$125,874	$130,741

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of June 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund

Undistributed ordinary income	$-	$-	$6,761
Capital Loss Carryforward	(9,918,916)	(35,512,566)	(3,474,237)
Net unrealized appreciation (depreciation)	4,701,758	(5,244,339)	404,354
	$(5,217,158)	$(40,756,905)	$(3,063,122)

As of June 30, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $17,337 and other differences relating to the tax treatment of underlying securities for the Dividend Growth Fund and post-October losses in the amount of $1,186,863 and other differences relating to the tax treatment of underlying securities for the Income Fund.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

As of June 30, 2011, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

			Dividend Growth
	Value Fund	Income Fund	Fund
Expires on June 30, 2016	$-	$1,678,970	$-
Expires on June 30, 2017	-	7,045,965	31,546
Expires on June 30, 2018	9,918,196	24,109,306	3,442,691
Expires on June 30, 2019	-	2,678,325	-
	9,918,196	35,512,566	3,474,237

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing service or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor.  The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933.  It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At December 31, 2011, the aggregate value of such securities amounted to $8,650,662 and value amounts to 27.33% of the net assets of the Income Fund.

IMS Family of Funds
Notes to the Financial Statements
December 31, 2011
(Unaudited)

NOTE 10. RESTRICTED SECURITIES - continued

			Shares or
	Acquisition		Principal	Amortized
	Date		Amount	Cost	Value

Bridgemill Finance, LLC, 8.000%, 7/15/2017	7/12/2007		$1,200,000	$1,200,000	$780,000
Ceagro Agricola Ltd., 10.750%, 5/16/2016	2/2/2011		$800,000	781,207	740,000
China Lumena New Materials Corp., 12.000%, 10/27/2014	4/12/2011	(a)	$850,000	871,270	737,375
Chukchanski Economic Development Authority, 8.000%, 11/15/2013	4/25/2011	(b)	$1,300,000	1,129,923	845,000
Clearwire Communications LLC, 12.000%, 12/01/2015	3/25/2010		$1,000,000	1,019,684	962,500
Credit Agricole SA, 8.375%, 10/13/2019	9/17/2010	(c)	$1,000,000	1,073,646	755,000
Grupo Posadas SAB de CV, 9.250%, 1/15/2015	5/17/2011	(d)	$740,000	731,576	621,600
Newland International Properties Corp., 9.500%, 11/15/2014	6/3/2011		$700,000	648,569	399,000
O&G Leasing, LLC, 10.500%, 9/15/2013	4/4/2007	(e)	$1,530,000	1,512,436	1,101,600
Plaza Orlando Condo Association, Inc., 5.500%, 5/15/2031	8/30/2006		$252,000	252,000	134,087
Provincia de Buenos Aires, 9.625%, 4/18/2028	11/12/2010		$1,000,000	865,422	645,000
UPM-KYMME Corp., 7.450%, 11/26/2027	3/24/2010		$1,100,000	921,091	929,500
				$11,006,824	$8,650,662

(a) Purchased on various dates beginning 4/12/2011.
(b) Purchased on various dates beginning 4/25/2011.
(c) Purchased on various dates beginning 9/17/2010.
(d) Purchased on various dates beginning 5/17/2011.
(e) Purchased on various dates beginning 4/04/2007.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 343-5902 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086

DISTRIBUTOR
Foreside Distribution Services, LP
690 Taylor Rd. Ste. 150
Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.   NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of March 2, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Not Applicable – filed with annual report

(a)(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

(a)(3)                      Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By

/s/John C. Swhear
John C. Swhear, Interim President

Date       03/2/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/John C. Swhear
John C. Swhear, Interim President

Date       03/2/2012

By
Robert W. Silva
Robert W. Silva, Treasurer

Date       02/29/2012